AGREEMENT AMENDING NOTICE DUE DATE

    This Agreement Amending Notice Due Date (“Notice Agreement”) is dated as of December 10, 2021 and relates to: the subservicing agreement between PHH Mortgage Corporation, as successor by merger to Ocwen Loan Servicing, LLC (“PHH”), and New Residential Mortgage LLC (NRM) dated July 23, 2017 as amended from time to time (the “NRM SSA”); the subservicing agreement between PHH and NewRez LLC (formerly known as New Penn Financial, LLC) d/b/a Shellpoint Mortgage Servicing (“NewRez”) dated August 17, 2018 as amended from time to time (the “NewRez SSA”), and the New RMSR Agreement dated January 18, 2018 between PHH, HLSS Holdings, LLC (“Holdings”), HLSS MSR – EBO Acquisition LLC, (“MSR – EBO”) and NRM, including the Servicing Addendum attached as Annex A to the New RMSR Agreement (“RMSR 2.0 Addendum), all as amended from time to time (“RMSR 2.0”). The NRM SSA, NewRez SSA and RMSR 2.0 Addendum are collectively referred to as the “NRZ Servicing/Subservicing Agreements” or the “Agreements”. Terms not defined in this Notice Agreement have the definitions set forth in each of the applicable NRZ Servicing/Subservicing Agreements.

1.Amendment to Notice Due Date. The parties to this Notice Agreement hereby agree that, notwithstanding the provisions of Section 5.1(c) of each of the Agreements, the period required for PHH (as Subservicer or Seller, as applicable) to provide written notice of termination pursuant to Section 5.1(c) of each of the Agreements, solely with respect to termination at the end of the Initial Term, be amended from being due on or before 225 days prior to the end of the Initial Term to being due on or before January 11, 2022.

2.Limited Effect. Except as amended hereby, each of the Agreements shall continue in full force and effect in accordance with its terms. Reference to this Notice Agreement need not be made in any of the Agreements or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, any of the Agreements, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

3.Governing Law. This Notice Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights, and remedies of the parties hereunder shall be determined in accordance with such laws without regard to conflict of laws doctrine applied in such state (other than Section 5-1401 or 5-1402 of the New York General Obligations Law which shall govern).

4.Counterparts. This Notice Agreement may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. The parties agree that this Notice Agreement and signature pages may be transmitted between them by facsimile or by electronic mail and that faxed and PDF signatures may constitute original signatures and that a faxed or PDF signature page containing the signature (faxed, PDF or original) is binding upon the parties.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the parties have caused this Notice Agreement to be executed and delivered by their duly authorized officers as of the day and year first above written.

PHH MORTGAGE CORPORATION

/s/ Curtis J. Schares ________________________________
Name: Curtis J. Schares
Title: Vice President

NEW RESIDENTIAL MORTGAGE LLC

/s/ Nicola Santoro, Jr. ________________________________
Name: Nicola Santoro, Jr.
Title: Chief Financial Officer and Chief Operating Officer

NEWREZ LLC D/B/A SHELLPOINT MORTGAGE SERVICING

/s/ Spencer Mosness ________________________________
Name: Spencer Mosness
Title: General Counsel

HLSS HOLDINGS, LLC

/s/ Nicola Santoro, Jr. ________________________________
Name: Nicola Santoro, Jr.
Title: Chief Financial Officer

HLSS MSR – EBO ACQUISITION LLC

_/s/ Nicola Santoro, Jr. _______________________________
Name: Nicola Santoro, Jr.
Title: Chief Financial Officer